EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Todd Delmay, Chief Financial Officer of The Luxurious Travel Corp. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)	the Company’s periodic report on Form 10-K for the annual period ended December 31, 2015 (the “Form 10-K”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

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By:	/s/ Todd Delmay
Todd Delmay
Chief Financial Officer

Date: April 13, 2016